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                                                                  EXHIBIT 10-12A



             SCHEDULE OF OFFICER EMPLOYMENT CONTINUATION AGREEMENTS



         Pursuant to Rule 12b-31, the following sets forth the material differences of all other Officer Employment Continuation Agreement from Mr. Downes', which is filed herewith as Exhibit 10-12.



     NAME                     CAPACITY IN WHICH SERVED                DATE OF AGREEMENT
     ----                     ------------------------                -----------------
Hugo C. Bottino          Vice President, Human Resources              June 5, 1996
Roy J. Churchman         Assistant Vice President, Business
                         Planning and Analysis                        June 14, 1996
Francis X. Colford       Vice President and Controller                June 5, 1996
Jay B. Corn              Vice President, Corporate Development        November 1, 1996
Mark C. Darrell          Vice President and Assistant General
                         Counsel                                      June 7, 1996
John A. Dorsey           Assistant Vice President, Public Affairs     June 7, 1996
Gary A. Edinger          Senior Vice President, Energy Delivery       June 7, 1996
Oleta J. Harden          Senior Vice President, General Counsel
                         and Secretary                                June 5, 1996
Timothy C. Hearne        Senior Vice President, Financial and
                         Administrative Services                      June 5, 1996
David M. Klucsik         Vice President, External Affairs             June 5, 1996
Thomas J. Kononowitz     Senior Vice President, Marketing Services    June 5, 1996
Glenn C. Lockwood        Senior Vice President and Chief Financial
                         Officer                                      June 14, 1996
James J. Maher           Assistant Vice President, Marketing          June 26, 1996
MaryAnn Martin           Vice President, Consumer and Community
                         Relations                                    June 11, 1996
Joseph P. Shields        Senior Vice President, Energy Services       June 5, 1996
Wayne K. Tarney          Senior Vice President, Customer Services     June 5, 1996
George D. Walling        Assistant Vice President, Customer Services  June 7, 1996
Deborah Zilai            Vice President, Information Systems and
                         Services                                     June 5, 1996

I. THE FOLLOWING TERMS APPLY TO THE AGREEMENTS OF ALL THE OFFICERS LISTED ABOVE:

   a) If, during the Employment Period, the Company terminates the Executive's employment other than for Cause, or following a Change of Control the Executive terminates his employment for Good Reason, the Executive (and, to the extent applicable, his dependents) shall be entitled, after the Date of Termination until the earlier of (1) the second anniversary of the Date of Termination (the "End Date") and (2) the date the Executive becomes eligible for comparable benefits under a similar plan, policy or program of a subsequent employer, to continue
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participation in all of the Company's employee and executive welfare and fringe benefit plans (the "Benefit Plans").

   b) If the aggregate value of all compensation payments or benefits to be paid or provided to the Executive under his or her Agreement and any other plan, agreement or arrangement with the Company exceeds the amount which can be paid to the Executive without the Executive incurring an Excise Tax, then the amounts payable to the Executive under Section 7 shall be reduced (but not below zero) to the maximum amount which may be paid hereunder without the Executive becoming subject to such an Excise Tax.

II. The following officers' agreements provide for a Severance Amount that is equal to two-times the sum of his or her annual base salary and the average of the annual bonuses paid to him or her for the last three calendar years ended prior to the Change of Control:

                 Bottino                            Klucsik
                 Colford                            Kononowitz
                 Corn                               Lockwood
                 Edinger                            Martin
                 Harden                             Shields
                 Hearne

III. The following officers' agreements provide for a Severance Amount that is equal to one-times the sum of his or her annual base salary and the average of the annual bonuses paid to him or her for the last three calendar years ended prior to the Change of Control:

                 Churchman                          Tarney
                 Darrell                            Walling
                 Dorsey                             Zilai
                 Maher




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